TEREX CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF TEREX CORPORATION

  The undersigned hereby appoint Ronald M. DeFeo, Eric I Cohen, and David J. Langevin, and any one of them, as proxies for the undersigned, with full power of substitution, to vote and otherwise represent all the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Terex Corporation, to be held on Tuesday, May 19, 1998 at 11:00 A.M. local time, at the St. Regis Hotel, 2 East 55th Street, New York, New York, and any adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner set forth below and as further described in the accompanying Proxy Statement. The undersigned hereby revokes any proxy previously given with respect to such shares.

  The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE DIRECTORS NOMINATED IN ITEM 1, FOR THE RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS IN ITEM 2, FOR APPROVAL OF ANY AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE IN ITEM 3, FOR APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF PREFERRED STOCK THE COMPANY IS AUTHORIZED TO ISSUE IN ITEM 4, FOR APPROVAL OF THE 1998 TEREX CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN IN ITEM 5, FOR APPROVAL OF AN AMENDMENT TO THE 1996 TEREX CORPORATION LONG-TERM INCENTIVE PLAN IN ITEM 6 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. PLEASE MARK BOX [X] OR [ ].


1. ELECTION OF DIRECTORS: Ronald M. DeFeo, G. Chris Andersen, William H.
                          Fike, Dr. Donald P. Jacobs, Bruce I. Raben, David
                          A. Sachs, Adam E. Wolf

                      WITHHOLD
                     AUTHORITY
       FOR all        to vote      (INSTRUCTION:  To withhold authority to
      nominees        for all      vote for an individual nominee, write that
       listed         nominees     nominee's name on the space provided
       above        listed above   below.)

        [ ]            [ ]         _____________________________________


2.   RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS:

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]


3. APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE TO 150,000,000 SHARES

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]


4. APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF PREFERRED STOCK THE COMPANY IS AUTHORIZED TO ISSUE TO 50,000,000 SHARES

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]


5.   APPROVAL OF THE 1998 TEREX CORPORATION ANNUAL INCENTIVE COMPENSATION
     PLAN

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]

6. APPROVAL OF AN AMENDMENT TO THE 1996 TEREX CORPORATION LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AVAILABLE FOR ISSUANCE:

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]




                                   -----------------------------------------
                                      (Stockholder's Signature)


                                   -----------------------------------------
                                      (Stockholder's Signature,
                                        if held jointly)



                                   Dated ____________________________, 1998

                                   Please sign exactly as name appears above.
                                   When signing as attorney, executor,
                                   administrator, trustee, etc., give full
                                   title under signature. If stock is held jointly, each owner must sign.

Please date, sign and return this proxy card promptly using the enclosed envelope.